CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION   8/22/05

[$774,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,098
Total Outstanding Loan Balance	$996,711,780*	Min	Max
Average Loan Current Balance	$163,449	$9,986	$1,495,052
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.27%	4.63%	12.88%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	4	882,598	0.1	4.82	80.0	709
5.01 - 5.50	69	19,671,375	2.0	5.37	79.3	674
5.51 - 6.00	333	76,874,122	7.7	5.83	79.0	662
6.01 - 6.50	727	154,928,294	15.5	6.31	79.8	650
6.51 - 7.00	1,232	247,047,886	24.8	6.80	80.1	636
7.01 - 7.50	901	168,355,776	16.9	7.28	80.5	620
7.51 - 8.00	857	143,536,053	14.4	7.77	81.8	607
8.01 - 8.50	432	63,139,906	6.3	8.30	81.4	588
8.51 - 9.00	371	49,729,706	5.0	8.76	83.3	584
9.01 - 9.50	243	20,309,037	2.0	9.28	84.3	585
9.51 - 10.00	354	23,679,713	2.4	9.84	89.8	601
10.01 - 10.50	191	9,837,515	1.0	10.32	94.4	624
10.51 - 11.00	194	10,296,348	1.0	10.81	91.7	609
11.01 - 11.50	117	5,403,912	0.5	11.29	93.2	602
11.51 - 12.00	51	2,183,982	0.2	11.79	89.2	584
12.01 - 12.50	18	754,094	0.1	12.34	86.3	569
12.51 - 12.88	4	81,462	0.0	12.77	99.4	626
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	169,689	0.0	8.14	57.5	0
426 - 450	2	76,916	0.0	10.29	81.0	443
451 - 475	4	335,441	0.0	11.05	87.2	461
476 - 500	9	715,903	0.1	9.08	78.2	493
501 - 525	170	28,403,418	2.8	8.45	72.4	516
526 - 550	379	62,800,392	6.3	8.18	75.8	539
551 - 575	489	81,249,054	8.2	7.79	79.8	563
576 - 600	1,048	153,219,149	15.4	7.45	81.0	588
601 - 625	1,189	180,914,939	18.2	7.27	82.2	613
626 - 650	1,133	175,046,711	17.6	7.11	82.3	639
651 - 675	793	142,641,288	14.3	6.91	82.6	662
676 - 700	433	80,297,234	8.1	6.92	82.7	687
701 - 725	223	44,964,769	4.5	6.76	81.9	711
726 - 750	120	25,329,818	2.5	6.62	81.5	737
751 - 775	71	13,657,299	1.4	6.65	81.7	761
776 - 800	28	5,907,405	0.6	6.46	81.3	785
801 - 808	5	982,355	0.1	5.75	80.5	803
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,986 - 50,000	712	21,816,406	2.2	10.16	95.3	631
50,001 - 100,000	1,352	102,924,533	10.3	8.10	82.0	613
100,001 - 150,000	1,408	173,747,301	17.4	7.46	81.0	617
150,001 - 200,000	980	170,871,100	17.1	7.16	79.7	622
200,001 - 250,000	544	122,026,939	12.2	7.06	80.2	625
250,001 - 300,000	389	106,666,308	10.7	7.02	80.9	626
300,001 - 350,000	234	75,765,430	7.6	6.92	81.8	631
350,001 - 400,000	171	64,099,062	6.4	6.86	81.6	638
400,001 - 450,000	104	44,466,815	4.5	6.83	81.8	644
450,001 - 500,000	90	42,957,557	4.3	6.86	82.2	644
500,001 - 550,000	37	19,377,755	1.9	7.04	83.6	638
550,001 - 600,000	26	14,841,127	1.5	6.94	82.6	647
600,001 - 750,000	44	29,630,798	3.0	7.01	81.0	633
750,001 - 800,000	1	788,000	0.1	6.20	80.0	614
850,001 - 900,000	1	873,559	0.1	6.99	70.0	543
950,001 - 1,495,052	5	5,859,091	0.6	7.19	59.3	647
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
10.830 - 50.000	95	13,735,518	1.4	7.47	43.1	587
50.001 - 55.000	57	9,228,941	0.9	7.46	53.1	580
55.001 - 60.000	81	13,232,092	1.3	7.52	57.8	578
60.001 - 65.000	117	22,102,061	2.2	7.36	63.4	593
65.001 - 70.000	191	33,729,235	3.4	7.32	68.6	595
70.001 - 75.000	300	54,001,108	5.4	7.40	74.0	593
75.001 - 80.000	2,786	507,461,914	50.9	6.90	79.8	639
80.001 - 85.000	504	96,838,877	9.7	7.39	84.5	605
85.001 - 90.000	898	170,762,388	17.1	7.44	89.6	621
90.001 - 95.000	181	28,716,852	2.9	7.83	94.5	641
95.001 - 100.000	888	46,902,795	4.7	9.76	100.0	644
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,330	185,620,679	18.6	7.70	82.1	627
0.50	13	1,275,952	0.1	7.73	78.7	623
1.00	251	57,866,174	5.8	7.39	80.3	627
2.00	3,562	605,826,216	60.8	7.16	81.3	626
2.50	3	689,829	0.1	7.94	84.0	632
3.00	916	142,673,669	14.3	7.12	79.8	626
5.00	23	2,759,261	0.3	7.44	74.6	578
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,479	503,338,702	50.5	7.22	82.1	612
Reduced	1,181	215,561,328	21.6	7.26	80.8	645
No Income/ No Asset	31	5,236,851	0.5	7.83	73.3	644
Stated Income / Stated Assets	1,407	272,574,899	27.3	7.36	79.9	636
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	5,814	948,861,227	95.2	7.26	81.2	624
Second Home	26	6,162,817	0.6	6.95	81.7	665
Investor	258	41,687,737	4.2	7.64	81.8	659
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	845	221,221,813	22.2	6.89	79.9	636
Florida	677	113,368,783	11.4	7.34	80.0	622
New York	186	52,555,903	5.3	7.26	80.2	635
Arizona	298	47,814,769	4.8	7.19	81.6	627
Maryland	184	40,855,543	4.1	7.09	81.4	622
Michigan	332	40,382,996	4.1	7.45	82.0	617
Nevada	183	37,932,953	3.8	7.23	79.4	631
Virginia	190	34,657,823	3.5	7.34	79.5	619
New Jersey	137	30,831,097	3.1	7.55	80.4	615
Georgia	229	30,515,858	3.1	7.53	82.4	630
Illinois	186	30,024,290	3.0	7.44	83.7	623
Washington	158	27,347,255	2.7	7.01	82.9	643
Oregon	142	21,771,692	2.2	7.04	83.1	652
Texas	233	19,933,728	2.0	8.01	83.6	612
Ohio	174	18,221,651	1.8	7.20	82.4	612
Other	1,944	229,275,626	23.0	7.53	82.5	618
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,273	490,128,638	49.2	7.22	82.7	645
Refinance - Rate Term	430	68,004,188	6.8	7.06	80.3	619
Refinance - Cashout	2,395	438,578,954	44.0	7.37	79.6	605
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	4,408	819,603,011	82.2	7.17	80.9	624
Arm 3/27	281	51,761,299	5.2	6.86	80.2	632
Arm 5/25	31	7,618,214	0.8	6.31	79.5	686
Arm 6 Month	5	2,032,991	0.2	6.63	74.9	574
Fixed - Balloon 15/30	438	21,599,301	2.2	9.70	95.4	653
Fixed Rate	935	94,096,964	9.4	7.92	81.5	628
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	5,197	826,255,127	82.9	7.28	81.3	624
PUD	342	68,277,387	6.9	7.02	80.3	630
2 Family	210	47,427,350	4.8	7.26	81.8	641
Condo	302	43,775,763	4.4	7.32	80.3	635
3-4 Family	47	10,976,153	1.1	7.76	77.6	649
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	105	24,332,474	2.8	6.57	80.8	679
4.01 - 4.50	46	9,203,868	1.0	5.74	79.6	653
4.51 - 5.00	249	50,196,136	5.7	5.99	79.7	656
5.01 - 5.50	496	105,863,506	12.0	6.28	80.0	647
5.51 - 6.00	897	174,560,322	19.8	6.63	80.4	638
6.01 - 6.50	925	185,202,806	21.0	7.03	80.5	628
6.51 - 7.00	1,062	201,993,653	22.9	7.69	81.4	607
7.01 - 7.50	380	58,108,968	6.6	8.00	81.4	597
7.51 - 8.00	262	37,443,652	4.3	8.52	82.6	591
8.01 - 8.50	157	17,505,747	2.0	9.09	82.5	576
8.51 - 9.00	100	10,913,783	1.2	9.53	82.6	566
9.01 - 9.50	35	4,340,341	0.5	9.99	85.8	570
9.51 - 10.00	8	1,218,411	0.1	9.80	81.4	546
10.01 - 10.50	1	39,183	0.0	10.10	70.0	536
10.51 - 10.90	2	92,666	0.0	10.88	86.1	562
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	4	570,512	0.1	7.06	85.0	606
4 - 6	3	1,566,234	0.2	6.73	71.4	559
13 - 15	4	732,934	0.1	7.15	70.9	632
16 - 18	17	3,753,028	0.4	7.01	80.3	630
19 - 21	578	118,596,859	13.5	7.15	80.3	629
22 - 24	3,811	697,487,002	79.2	7.17	81.0	623
28 - 30	11	2,233,035	0.3	7.07	73.6	609
31 - 33	38	7,493,382	0.9	7.16	81.4	611
34 - 36	228	40,964,316	4.6	6.81	80.2	638
37 - 59	31	7,618,214	0.9	6.31	79.5	686
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.865 - 11.50	122	29,531,915	3.4	5.72	79.3	670
11.51 - 12.00	317	71,047,338	8.1	6.06	79.3	658
12.01 - 12.50	512	113,502,039	12.9	6.35	80.2	646
12.51 - 13.00	822	174,826,996	19.8	6.77	81.0	632
13.01 - 13.50	740	147,838,488	16.8	7.10	80.5	627
13.51 - 14.00	821	145,316,997	16.5	7.43	81.5	620
14.01 - 14.50	491	79,188,757	9.0	7.81	80.6	604
14.51 - 15.00	412	61,217,821	6.9	8.29	81.7	592
15.01 - 15.50	216	26,217,673	3.0	8.70	81.8	580
15.51 - 16.00	183	20,404,350	2.3	9.23	84.7	578
16.01 - 16.50	54	6,545,750	0.7	9.69	85.0	571
16.51 - 17.00	25	3,572,401	0.4	10.23	76.6	555
17.01 - 17.50	3	336,585	0.0	10.76	81.2	536
17.51 - 18.00	3	293,857	0.0	11.22	76.2	541
18.01 - 19.75	4	1,174,548	0.1	10.24	71.8	530
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	7	1,037,295	0.1	5.94	81.5	664
4.51 - 5.50	121	31,889,183	3.6	5.71	78.4	660
5.51 - 6.00	332	77,203,055	8.8	5.94	79.1	658
6.01 - 6.50	653	140,413,410	15.9	6.37	79.8	647
6.51 - 7.00	1,114	227,461,934	25.8	6.86	80.4	633
7.01 - 7.50	818	152,316,078	17.3	7.30	81.0	619
7.51 - 8.00	728	122,135,616	13.9	7.77	82.5	609
8.01 - 8.50	362	54,058,949	6.1	8.31	82.6	588
8.51 - 9.00	313	44,382,007	5.0	8.76	82.8	581
9.01 - 9.50	138	14,733,859	1.7	9.33	81.3	566
9.51 - 10.00	103	10,835,479	1.2	9.77	83.7	561
10.01 - 10.50	22	2,265,266	0.3	10.22	87.9	565
10.51 - 11.00	11	1,700,314	0.2	10.80	67.3	548
11.01 - 11.50	1	223,927	0.0	11.40	70.0	504
11.51 - 12.00	1	149,954	0.0	11.65	64.7	524
12.01 - 12.40	1	209,190	0.0	12.40	65.0	502
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	7	2,479,954	0.3	6.82	78.6	575
1.50	124	30,360,528	3.4	6.98	79.5	626
2.00	1,117	234,879,498	26.7	7.24	81.6	621
2.95	1	324,122	0.0	6.55	77.4	550
3.00	3,463	610,530,869	69.3	7.12	80.6	627
3.10	1	308,000	0.0	6.20	80.0	624
5.00	12	2,132,544	0.2	6.23	79.4	685
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,766	669,395,816	76.0	7.08	80.4	629
1.50	902	199,559,874	22.7	7.33	82.6	615
2.00	9	3,052,060	0.3	7.72	69.5	593
3.00	48	9,007,766	1.0	7.72	77.4	610
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	5,104	747,134,419	75.0	7.45	81.2	615
24	69	19,948,891	2.0	6.32	80.5	670
36	23	5,355,794	0.5	6.63	77.6	639
60	839	208,897,372	21.0	6.78	81.3	657
120	63	15,375,303	1.5	6.67	82.0	664
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 19.1% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,277
Total Outstanding Loan Balance	$314,325,710*	Min	Max
Average Loan Current Balance	$138,044	$9,994	$480,000
Weighted Average Original LTV	82.0%**
Weighted Average Coupon	7.27%	4.78%	12.88%
Arm Weighted Average Coupon	7.13%
Fixed Weighted Average Coupon	8.16%
Weighted Average Margin	6.15%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	86.3%
% Fixed	13.7%
% of Loans with Mortgage Insurance	0.0%

*

Total Group 1 collateral will be approximately [$313,500,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.78 - 5.00	2	295,825	0.1	4.85	80.0	657
5.01 - 5.50	25	4,933,061	1.6	5.33	80.8	652
5.51 - 6.00	141	25,922,883	8.2	5.82	78.4	645
6.01 - 6.50	283	48,375,667	15.4	6.31	79.3	641
6.51 - 7.00	486	82,519,011	26.3	6.80	80.2	627
7.01 - 7.50	318	50,751,378	16.1	7.28	80.9	613
7.51 - 8.00	284	42,249,186	13.4	7.77	83.7	615
8.01 - 8.50	161	20,432,284	6.5	8.31	85.0	601
8.51 - 9.00	115	14,484,458	4.6	8.76	85.8	594
9.01 - 9.50	86	6,966,282	2.2	9.28	86.5	582
9.51 - 10.00	123	7,380,349	2.3	9.81	90.8	604
10.01 - 10.50	78	3,531,692	1.1	10.31	95.0	621
10.51 - 11.00	87	3,509,416	1.1	10.81	93.6	612
11.01 - 11.50	46	1,755,547	0.6	11.28	97.8	614
11.51 - 12.00	29	739,114	0.2	11.80	98.8	627
12.01 - 12.50	10	413,079	0.1	12.30	95.9	603
12.51 - 12.88	3	66,477	0.0	12.79	99.2	629
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	104,737	0.0	8.54	73.8	0
426 - 450	1	56,375	0.0	10.70	85.0	442
451 - 475	3	242,459	0.1	10.69	90.0	464
476 - 500	2	218,845	0.1	7.76	84.5	499
501 - 525	38	7,349,446	2.3	8.14	74.1	516
526 - 550	100	15,798,110	5.0	7.95	76.6	540
551 - 575	165	26,510,538	8.4	7.74	80.8	564
576 - 600	380	54,430,091	17.3	7.36	81.6	589
601 - 625	473	63,615,513	20.2	7.25	82.3	613
626 - 650	502	64,337,222	20.5	7.14	82.8	638
651 - 675	316	42,530,108	13.5	7.02	83.4	662
676 - 700	160	20,299,563	6.5	7.00	84.2	685
701 - 725	68	10,043,779	3.2	6.89	82.4	712
726 - 750	33	3,574,737	1.1	7.01	84.9	738
751 - 775	21	2,953,800	0.9	6.62	82.0	764
776 - 800	12	2,129,612	0.7	6.42	79.6	785
801 - 805	2	130,774	0.0	6.88	84.0	805
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,994 - 50,000	339	10,235,913	3.3	10.23	97.2	638
50,001 - 100,000	502	38,106,237	12.1	7.87	82.3	621
100,001 - 150,000	571	70,535,837	22.4	7.23	82.1	628
150,001 - 200,000	377	65,174,666	20.7	7.06	80.7	618
200,001 - 250,000	223	49,952,388	15.9	7.02	80.5	618
250,001 - 300,000	146	40,199,571	12.8	7.01	81.0	618
300,001 - 350,000	92	29,961,579	9.5	6.98	82.9	619
350,001 - 400,000	20	7,155,014	2.3	6.82	81.2	634
400,001 - 450,000	5	2,065,504	0.7	6.55	79.1	640
450,001 - 480,000	2	939,000	0.3	8.38	84.9	698
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
10.830 - 50.000	24	3,140,581	1.0	7.26	42.2	615
50.001 - 55.000	18	2,651,781	0.8	7.27	53.0	589
55.001 - 60.000	29	5,269,263	1.7	7.16	57.6	591
60.001 - 65.000	52	9,170,041	2.9	6.88	63.2	592
65.001 - 70.000	78	13,709,225	4.4	6.92	68.5	607
70.001 - 75.000	110	19,973,349	6.4	7.07	73.9	604
75.001 - 80.000	837	121,860,946	38.8	6.88	79.7	629
80.001 - 85.000	184	32,577,244	10.4	7.13	84.3	618
85.001 - 90.000	467	74,858,567	23.8	7.50	89.6	621
90.001 - 95.000	117	15,493,596	4.9	7.82	94.5	639
95.001 - 100.000	361	15,621,119	5.0	9.82	99.9	638
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	432	52,618,091	16.7	7.67	83.2	625
0.50	5	449,710	0.1	7.40	80.0	666
1.00	72	13,150,654	4.2	7.67	81.0	616
2.00	1,356	193,223,024	61.5	7.16	81.7	621
2.50	3	689,829	0.2	7.94	84.0	632
3.00	409	54,194,401	17.2	7.19	82.0	623
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,474	193,141,700	61.4	7.21	83.5	616
Reduced	325	39,448,892	12.6	7.50	81.1	640
No Income/ No Asset	8	1,449,083	0.5	8.02	76.9	669
Stated Income / Stated Assets	470	80,286,035	25.5	7.30	78.7	628
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,134	292,604,415	93.1	7.25	81.6	619
Second Home	19	3,262,956	1.0	6.95	85.7	674
Investor	124	18,458,339	5.9	7.62	86.5	668
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	277	57,924,637	18.4	7.09	77.7	611
Florida	208	30,348,832	9.7	7.26	81.2	617
Arizona	117	16,024,587	5.1	7.11	83.1	633
Illinois	91	14,105,483	4.5	7.30	85.3	628
New York	61	13,380,389	4.3	7.03	76.7	624
Maryland	67	12,143,501	3.9	7.03	82.3	627
Nevada	65	11,778,523	3.7	7.09	78.9	631
New Jersey	55	11,375,208	3.6	7.56	85.4	623
Michigan	102	10,903,471	3.5	7.36	83.3	624
Washington	79	10,568,833	3.4	7.07	84.3	637
Ohio	97	10,307,714	3.3	7.03	83.5	621
Virginia	66	9,945,643	3.2	7.25	82.7	625
Oregon	80	9,720,529	3.1	7.28	84.9	643
Minnesota	70	9,641,318	3.1	7.01	82.0	636
North Carolina	69	7,355,811	2.3	7.77	84.1	606
Other	773	78,801,230	25.1	7.54	84.0	621
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	734	63,888,376	20.3	7.67	84.5	645
Refinance - Rate Term	281	39,894,902	12.7	7.00	80.7	621
Refinance - Cashout	1,262	210,542,432	67.0	7.20	81.4	615
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,582	250,900,688	79.8	7.15	81.4	620
Arm 3/27	119	18,655,040	5.9	6.89	81.6	621
Arm 5/25	11	1,480,121	0.5	6.64	79.5	668
Arm 6 Month	1	163,666	0.1	5.90	80.0	543
Fixed Balloon 15/30	250	8,043,081	2.6	10.49	99.4	648
Fixed Rate	314	35,083,113	11.2	7.63	82.1	633
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,971	267,470,434	85.1	7.27	82.2	621
Condo	122	14,999,471	4.8	7.36	79.9	625
PUD	93	14,160,291	4.5	7.06	81.3	621
2 Family	73	13,762,774	4.4	7.25	81.9	630
3-4 Family	18	3,932,739	1.3	7.78	79.0	647
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	47	7,176,557	2.6	6.81	79.9	672
4.01 - 4.50	19	3,098,440	1.1	5.96	80.6	632
4.51 - 5.00	108	19,239,247	7.1	6.02	80.0	645
5.01 - 5.50	210	36,911,038	13.6	6.32	79.0	635
5.51 - 6.00	381	64,672,714	23.8	6.70	80.7	625
6.01 - 6.50	307	48,345,472	17.8	7.09	81.0	615
6.51 - 7.00	312	51,716,924	19.1	7.73	82.6	604
7.01 - 7.50	134	16,656,434	6.1	7.97	82.6	611
7.51 - 8.00	93	12,619,002	4.7	8.54	86.7	604
8.01 - 8.50	38	4,147,134	1.5	9.07	86.4	587
8.51 - 9.00	44	4,409,441	1.6	9.48	88.8	590
9.01 - 9.50	16	1,807,092	0.7	9.96	88.4	564
9.51 - 10.00	3	343,341	0.1	9.84	67.5	531
10.51 - 10.90	1	56,679	0.0	10.90	90.0	551
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	163,666	0.1	5.90	80.0	543
13 - 15	1	243,000	0.1	6.25	47.2	589
16 - 18	6	766,994	0.3	7.47	80.8	600
19 - 21	264	43,547,046	16.1	7.24	80.3	621
22 - 24	1,312	206,491,614	76.1	7.14	81.7	619
28 - 30	7	954,949	0.4	7.49	71.7	601
31 - 33	22	4,134,710	1.5	7.21	83.1	602
34 - 36	89	13,417,415	4.9	6.73	81.6	628
37 - 59	11	1,480,121	0.5	6.64	79.5	668
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.87 - 11.50	45	7,577,476	2.8	5.73	79.0	656
11.51 - 12.00	135	23,736,604	8.8	5.98	79.3	641
12.01 - 12.50	223	39,115,392	14.4	6.33	79.4	635
12.51 - 13.00	361	63,122,586	23.3	6.78	81.2	625
13.01 - 13.50	296	49,121,390	18.1	7.19	81.1	616
13.51 - 14.00	250	38,441,823	14.2	7.52	82.9	616
14.01 - 14.50	127	16,272,946	6.0	8.07	82.9	604
14.51 - 15.00	120	16,224,157	6.0	8.40	83.5	598
15.01 - 15.50	74	9,015,249	3.3	8.84	83.7	574
15.51 - 16.00	56	5,620,618	2.1	9.42	88.4	589
16.01 - 16.50	12	1,259,014	0.5	9.91	91.3	579
16.51 - 17.00	10	1,316,693	0.5	10.23	78.0	553
17.01 - 17.50	2	231,665	0.1	10.77	84.0	547
17.51 - 17.78	2	143,903	0.1	10.78	88.2	558
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	3	355,200	0.1	5.82	78.6	693
4.51 - 5.50	45	9,104,049	3.4	5.75	77.9	632
5.51 - 6.00	145	27,137,083	10.0	6.00	78.5	640
6.01 - 6.50	253	43,384,592	16.0	6.33	79.5	639
6.51 - 7.00	428	72,644,964	26.8	6.87	81.0	624
7.01 - 7.50	280	44,380,457	16.4	7.30	81.2	611
7.51 - 8.00	231	34,423,123	12.7	7.78	84.2	616
8.01 - 8.50	129	16,040,125	5.9	8.31	84.5	601
8.51 - 9.00	89	12,309,147	4.5	8.75	84.9	588
9.01 - 9.50	49	5,451,102	2.0	9.32	84.5	568
9.51 - 10.00	45	4,337,912	1.6	9.76	88.1	583
10.01 - 10.50	9	984,682	0.4	10.22	94.2	573
10.51 - 10.99	7	647,081	0.2	10.85	74.9	546
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3	568,948	0.2	7.57	88.6	577
1.50	59	12,418,005	4.6	7.10	79.6	620
2.00	265	47,949,567	17.7	7.15	82.5	614
2.95	1	324,122	0.1	6.55	77.4	550
3.00	1,381	209,398,451	77.2	7.13	81.3	621
5.00	4	540,423	0.2	6.15	80.0	680
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,441	218,337,333	80.5	7.08	81.2	624
1.50	244	47,413,819	17.5	7.32	82.8	601
2.00	3	711,745	0.3	7.67	83.8	589
3.00	25	4,736,619	1.7	7.37	80.3	621
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,944	254,139,818	80.9	7.38	82.1	616
24	24	5,371,150	1.7	6.46	78.8	655
36	10	1,970,109	0.6	6.77	81.2	632
60	270	47,739,463	15.2	6.82	81.7	644
120	29	5,105,170	1.6	7.01	82.0	673
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 27.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,821
Total Outstanding Loan Balance	$682,386,070*	Min	Max
Average Loan Current Balance	$178,588	$9,986	$1,495,052
Weighted Average Original LTV	80.8%**
Weighted Average Coupon	7.27%	4.63%	12.65%
Arm Weighted Average Coupon	7.15%
Fixed Weighted Average Coupon	8.31%
Weighted Average Margin	6.25%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	89.4%
% Fixed	10.6%
% of Loans with Mortgage Insurance	0.1%

*

Total Group 2 collateral will be approximately [$686,500,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	2	586,773	0.1	4.81	80.0	736
5.01 - 5.50	44	14,738,313	2.2	5.39	78.8	682
5.51 - 6.00	192	50,951,239	7.5	5.84	79.4	671
6.01 - 6.50	444	106,552,627	15.6	6.31	79.9	655
6.51 - 7.00	746	164,528,875	24.1	6.79	80.1	641
7.01 - 7.50	583	117,604,398	17.2	7.29	80.3	623
7.51 - 8.00	573	101,286,867	14.8	7.77	81.0	604
8.01 - 8.50	271	42,707,622	6.3	8.29	79.7	582
8.51 - 9.00	256	35,245,248	5.2	8.76	82.2	580
9.01 - 9.50	157	13,342,755	2.0	9.29	83.1	587
9.51 - 10.00	231	16,299,365	2.4	9.85	89.3	600
10.01 - 10.50	113	6,305,823	0.9	10.32	94.1	626
10.51 - 11.00	107	6,786,932	1.0	10.82	90.7	607
11.01 - 11.50	71	3,648,365	0.5	11.30	90.9	597
11.51 - 12.00	22	1,444,868	0.2	11.79	84.3	562
12.01 - 12.50	8	341,016	0.0	12.40	74.6	529
12.51 - 12.65	1	14,985	0.0	12.65	100.0	613
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	64,952	0.0	7.49	31.1	0
426 - 450	1	20,541	0.0	9.15	70.0	445
451 - 475	1	92,982	0.0	11.99	80.0	451
476 - 500	7	497,058	0.1	9.66	75.5	490
501 - 525	132	21,053,972	3.1	8.57	71.8	516
526 - 550	279	47,002,281	6.9	8.25	75.6	539
551 - 575	324	54,738,516	8.0	7.82	79.4	563
576 - 600	668	98,789,058	14.5	7.50	80.6	588
601 - 625	716	117,299,426	17.2	7.28	82.2	613
626 - 650	631	110,709,489	16.2	7.10	82.0	639
651 - 675	477	100,111,180	14.7	6.87	82.2	662
676 - 700	273	59,997,670	8.8	6.89	82.2	688
701 - 725	155	34,920,990	5.1	6.73	81.8	711
726 - 750	87	21,755,081	3.2	6.56	80.9	737
751 - 775	50	10,703,500	1.6	6.66	81.6	761
776 - 800	16	3,777,793	0.6	6.48	82.2	785
801 - 808	3	851,582	0.1	5.57	80.0	802
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,986 - 50,000	373	11,580,493	1.7	10.10	93.5	625
50,001 - 100,000	850	64,818,296	9.5	8.23	81.8	608
100,001 - 150,000	837	103,211,463	15.1	7.62	80.2	609
150,001 - 200,000	603	105,696,435	15.5	7.23	79.1	625
200,001 - 250,000	321	72,074,551	10.6	7.09	79.9	630
250,001 - 300,000	243	66,466,737	9.7	7.03	80.8	632
300,001 - 350,000	142	45,803,851	6.7	6.89	81.1	639
350,001 - 400,000	151	56,944,047	8.3	6.86	81.7	638
400,001 - 450,000	99	42,401,311	6.2	6.84	81.9	644
450,001 - 500,000	88	42,018,557	6.2	6.83	82.1	643
500,001 - 550,000	37	19,377,755	2.8	7.04	83.6	638
550,001 - 600,000	26	14,841,127	2.2	6.94	82.6	647
600,001 - 750,000	44	29,630,798	4.3	7.01	81.0	633
750,001 - 800,000	1	788,000	0.1	6.20	80.0	614
850,001 - 900,000	1	873,559	0.1	6.99	70.0	543
950,001 - 1,495,052	5	5,859,091	0.9	7.19	59.3	647
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
20.000 - 50.000	71	10,594,937	1.6	7.53	43.3	578
50.001 - 55.000	39	6,577,160	1.0	7.54	53.2	576
55.001 - 60.000	52	7,962,829	1.2	7.75	58.0	569
60.001 - 65.000	65	12,932,020	1.9	7.69	63.5	594
65.001 - 70.000	113	20,020,010	2.9	7.60	68.7	587
70.001 - 75.000	190	34,027,759	5.0	7.60	74.1	587
75.001 - 80.000	1,949	385,600,969	56.5	6.90	79.8	642
80.001 - 85.000	320	64,261,634	9.4	7.52	84.5	599
85.001 - 90.000	431	95,903,821	14.1	7.39	89.6	621
90.001 - 95.000	64	13,223,256	1.9	7.85	94.4	643
95.001 - 100.000	527	31,281,676	4.6	9.73	100.0	646
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	898	133,002,588	19.5	7.72	81.7	628
0.50	8	826,242	0.1	7.91	78.0	599
1.00	179	44,715,520	6.6	7.31	80.2	630
2.00	2,206	412,603,192	60.5	7.16	81.2	628
3.00	507	88,479,268	13.0	7.08	78.5	628
5.00	23	2,759,261	0.4	7.44	74.6	578
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,005	310,197,002	45.5	7.23	81.2	610
Reduced	856	176,112,436	25.8	7.20	80.7	647
No Income/ No Asset	23	3,787,768	0.6	7.76	72.0	634
Stated Income / Stated Assets	937	192,288,864	28.2	7.39	80.5	640
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,680	656,256,812	96.2	7.26	81.0	627
Second Home	7	2,899,861	0.4	6.95	77.2	655
Investor	134	23,229,398	3.4	7.65	78.0	653
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	568	163,297,176	23.9	6.82	80.6	644
Florida	469	83,019,950	12.2	7.37	79.5	624
New York	125	39,175,513	5.7	7.33	81.4	639
Arizona	181	31,790,182	4.7	7.23	80.9	624
Georgia	229	30,515,858	4.5	7.53	82.4	630
Michigan	230	29,479,525	4.3	7.48	81.5	615
Maryland	117	28,712,042	4.2	7.11	81.0	620
Nevada	118	26,154,429	3.8	7.29	79.6	631
Virginia	124	24,712,180	3.6	7.37	78.3	617
New Jersey	82	19,455,889	2.9	7.55	77.4	610
Washington	79	16,778,422	2.5	6.98	81.9	646
Illinois	95	15,918,807	2.3	7.57	82.4	620
Texas	175	15,325,502	2.2	8.04	83.3	613
Tennessee	120	12,402,310	1.8	7.66	81.5	600
Oregon	62	12,051,164	1.8	6.85	81.7	658
Other	1,047	133,597,120	19.6	7.54	81.6	616
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,539	426,240,262	62.5	7.15	82.4	645
Refinance - Rate Term	149	28,109,286	4.1	7.13	79.7	616
Refinance - Cashout	1,133	228,036,522	33.4	7.52	78.0	596
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,826	568,702,323	83.3	7.18	80.6	626
Arm 3/27	162	33,106,259	4.9	6.84	79.4	639
Arm 5/25	20	6,138,093	0.9	6.24	79.5	690
Arm 6 Month	4	1,869,325	0.3	6.69	74.5	577
Fixed - Balloon 15/30	188	13,556,220	2.0	9.23	93.0	656
Fixed Rate	621	59,013,850	8.6	8.10	81.2	624
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,226	558,784,693	81.9	7.29	80.9	625
PUD	249	54,117,096	7.9	7.02	80.1	632
2 Family	137	33,664,576	4.9	7.26	81.8	645
Condo	180	28,776,291	4.2	7.30	80.5	640
3-4 Family	29	7,043,414	1.0	7.76	76.9	650
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.00	58	17,155,917	2.8	6.47	81.2	682
4.01 - 4.50	27	6,105,428	1.0	5.62	79.1	664
4.51 - 5.00	141	30,956,889	5.1	5.97	79.5	663
5.01 - 5.50	286	68,952,468	11.3	6.26	80.5	654
5.51 - 6.00	516	109,887,608	18.0	6.59	80.3	646
6.01 - 6.50	618	136,857,334	22.4	7.01	80.3	633
6.51 - 7.00	750	150,276,728	24.6	7.67	81.0	608
7.01 - 7.50	246	41,452,534	6.8	8.01	80.9	591
7.51 - 8.00	169	24,824,650	4.1	8.51	80.6	584
8.01 - 8.50	119	13,358,613	2.2	9.10	81.3	573
8.51 - 9.00	56	6,504,342	1.1	9.57	78.4	550
9.01 - 9.50	19	2,533,249	0.4	10.01	83.9	575
9.51 - 10.00	5	875,070	0.1	9.79	86.9	552
10.01 - 10.50	1	39,183	0.0	10.10	70.0	536
10.51 - 10.85	1	35,987	0.0	10.85	80.0	579
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	3	406,846	0.1	7.52	86.9	632
4 - 6	3	1,566,234	0.3	6.73	71.4	559
13 - 15	3	489,934	0.1	7.59	82.6	653
16 - 18	11	2,986,034	0.5	6.90	80.2	638
19 - 21	314	75,049,813	12.3	7.10	80.2	633
22 - 24	2,499	490,995,388	80.5	7.19	80.7	625
28 - 30	4	1,278,085	0.2	6.76	75.1	614
31 - 33	16	3,358,672	0.6	7.09	79.2	621
34 - 36	139	27,546,902	4.5	6.85	79.5	643
37 - 59	20	6,138,093	1.0	6.24	79.5	690
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.00 - 11.50	77	21,954,439	3.6	5.71	79.4	675
11.51 - 12.00	182	47,310,734	7.8	6.09	79.4	666
12.01 - 12.50	289	74,386,647	12.2	6.35	80.7	651
12.51 - 13.00	461	111,704,410	18.3	6.77	80.8	636
13.01 - 13.50	444	98,717,098	16.2	7.05	80.2	632
13.51 - 14.00	571	106,875,174	17.5	7.39	81.0	621
14.01 - 14.50	364	62,915,811	10.3	7.74	79.9	603
14.51 - 15.00	292	44,993,664	7.4	8.26	81.0	590
15.01 - 15.50	142	17,202,424	2.8	8.63	80.9	582
15.51 - 16.00	127	14,783,732	2.4	9.15	83.3	574
16.01 - 16.50	42	5,286,736	0.9	9.63	83.5	569
16.51 - 17.00	15	2,255,708	0.4	10.24	75.7	556
17.01 - 17.50	1	104,921	0.0	10.75	75.0	512
17.51 - 18.00	1	149,954	0.0	11.65	64.7	524
18.01 - 19.75	4	1,174,548	0.2	10.24	71.8	530
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.50	4	682,095	0.1	6.01	83.0	649
4.51 - 5.50	76	22,785,135	3.7	5.70	78.6	672
5.51 - 6.00	187	50,065,972	8.2	5.90	79.5	668
6.01 - 6.50	400	97,028,819	15.9	6.39	80.0	651
6.51 - 7.00	686	154,816,970	25.4	6.86	80.1	638
7.01 - 7.50	538	107,935,621	17.7	7.30	80.9	623
7.51 - 8.00	497	87,712,494	14.4	7.77	81.8	606
8.01 - 8.50	233	38,018,824	6.2	8.32	81.8	583
8.51 - 9.00	224	32,072,860	5.3	8.77	82.0	579
9.01 - 9.50	89	9,282,756	1.5	9.34	79.5	565
9.51 - 10.00	58	6,497,568	1.1	9.78	80.8	547
10.01 - 10.50	13	1,280,584	0.2	10.22	83.1	560
10.51 - 11.00	4	1,053,233	0.2	10.78	62.7	549
11.01 - 11.50	1	223,927	0.0	11.40	70.0	504
11.51 - 12.00	1	149,954	0.0	11.65	64.7	524
12.01 - 12.40	1	209,190	0.0	12.40	65.0	502
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4	1,911,006	0.3	6.60	75.6	574
1.50	65	17,942,523	2.9	6.91	79.4	630
2.00	852	186,929,932	30.7	7.26	81.4	623
3.00	2,082	401,132,418	65.8	7.11	80.2	629
3.10	1	308,000	0.1	6.20	80.0	624
5.00	8	1,592,121	0.3	6.26	79.2	686
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,325	451,058,483	74.0	7.08	80.0	631
1.50	658	152,146,056	24.9	7.33	82.6	619
2.00	6	2,340,315	0.4	7.73	65.1	594
3.00	23	4,271,146	0.7	8.11	74.2	598
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,160	492,994,602	72.2	7.49	80.7	615
24	45	14,577,741	2.1	6.28	81.1	675
36	13	3,385,685	0.5	6.54	75.5	643
60	569	161,157,909	23.6	6.77	81.2	661
120	34	10,270,133	1.5	6.51	82.0	660
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation